Exhibit 10.3

EXECUTION

AMENDED AND RESTATED PATENT LICENSE AGREEMENT

THIS AMENDED AND RESTATED PATENT LICENSE AGREEMENT (the “Agreement”) is made and entered into effective as of January 10, 2017 by and among:

Marathon Patent Group, Inc., a Nevada corporation having its principal place of business located at 11100 Santa Monica Blvd. Suite 380, Los Angeles, CA 90025 (the “Issuer”), the entities listed on Schedule I hereto (together with the Issuer, the “Licensor”); and

DBD Credit Funding LLC, an entity incorporated under the laws of Delaware having its principal place of business located at 1345 Avenue of the Americas, 46th Floor, New York, NY 10105 (“DBD”), in its capacity as Collateral Agent (“Licensee”).

Licensor and Licensee are sometimes referred to herein individually as a “Party” and collectively as the “Parties”.

WHEREAS, Licensor is the owner of certain patents and patent applications identified in Schedule I(a) (the “Licensed Patents”); hereto and

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, the Parties hereto agree as follows:

1.                                      License

1.1                               Licensor hereby grants to Licensee a non-exclusive, transferrable, sub-licensable, divisible, irrevocable, fully paid-up, royalty-free, and worldwide license to the Licensed Patents, including, but not limited to, the rights to make, have made, market, use, sell, offer for sale, import, export and distribute the inventions disclosed in the Licensed Patents and otherwise exploit the Licensed Patents in any lawful manner in Licensee’s sole and absolute discretion solely for the benefit of the Secured Parties (“Patent License”).

2.                                      Representations, Warranties and Acknowledgements

2.1                               Each Party represents, warrants and covenant to the other that the execution, delivery and performance of this Agreement is within each Party’s powers and has been duly authorized.

2.2                               Licensor hereby represents, warrants and covenant that it is the sole and exclusive owner of all rights, title and interest in and to the Licensed Patents.

2.3                               EXCEPT AS EXPRESSLY PROVIDED HEREIN, NEITHER PARTY MAKES ANY WARRANTIES OF ANY KIND, WHETHER EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, AND EACH PARTY SPECIFICALLY DISCLAIMS ALL IMPLIED WARRANTIES, INCLUDING ANY WARRANTIES OF MERCHANTABILITY, NON-INFRINGEMENT OR FITNESS FOR A PARTICULAR PURPOSE OR THAT

ARISE BY COURSE OF DEALING OR BY REASON OF CUSTOM OR USAGE IN THE TRADE, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW.

2.4                               Notwithstanding anything to the contrary in this Agreement, no Party shall be liable to the other or any third party for any indirect, incidental, exemplary, special, punitive or consequential damages (including with respect to lost revenue, lost profits or savings or business interruption) of any kind or nature whatsoever suffered by the other Party or any third party howsoever caused and regardless of the form or cause of action, even if such damages are foreseeable or such party has been advised of the possibility of such damages.

3.                                      Infringement

Upon request, Licensee shall notify Licensor of any infringement of the Licensed Patents by third parties of which Licensee become aware.  Licensor shall have the sole right, at its expense, to bring any action on account of any such infringement of the Licensed Patents, and Licensee shall reasonably cooperate with Licensor, as Licensor may request and at Licensor’s expense, in connection with any such action brought by Licensor.

4.                                      Termination

4.1                               The Parties may terminate this Agreement at any time by mutual written agreement executed by both Parties provided that any sublicenses granted hereunder prior to the termination of this Agreement shall survive according to the respective terms and conditions of such sublicenses.

5.                                      Survival

Any rights and obligations which by their nature survive and continue after any expiration or termination of this Agreement will survive and continue and will bind the Parties and their successors and assigns, until such rights are extinguished and obligations are fulfilled.

6.                                      Statement of Intent With Respect to Bankruptcy.

The Parties intend that the licenses granted under this Agreement are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the United States Bankruptcy Code, 111 U.S.C. § 101, et seq. (“Bankruptcy Code”), licenses of rights to “intellectual property” as defined in the Bankruptcy Code.

7.                                      Assignment

Licensee and each of its sublicensees may, without the consent of Licensor, assign any or all of their rights and interests, and delegate any or all of their obligations without restriction.  The rights and obligations of the Parties hereto shall inure to the benefit of, and be binding and enforceable upon and by, the respective successors and assigns of the Parties.

8.                                      Entire Agreement and Construction

This Agreement along with the pertinent provisions of the Revenue Sharing and Securities Purchase Agreement and other Documents constitute the sole, final and entire understanding of the parties hereto concerning the subject matter hereof, and all prior understandings having been merged herein.  This Agreement cannot be modified or amended except by a writing signed by the Parties hereto.  The language used in this Agreement will be deemed to be the language chosen by the Parties hereto to express their mutual intent, and no rule of strict construction will be applied against any Party.

9.                                      Severability

The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.  If any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

10.                               Notices

All notices, requests, claims, demands, and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, or by overnight delivery service from a recognized carrier, to the respective Party as follows:

if to Licensor:

Marathon Patent Group, Inc.

11100 Santa Monica Blvd., Suite 380

Los Angeles, CA 90025

Attn: Chief Executive Officer

Tel: 800-804-1690

Email: doug@marathonpg.com

With a copy to:

Harvey J. Kesner, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway, 32nd Floor

New York, NY 10006

Phone: (212) 930-9700

Email: hkesner@srff.com

if to Licensee:

Yoni Shtein

Vice President

Intellectual Property Finance Group

Fortress Investment Group

One Market Plaza

Spear Tower, 42nd Floor

San Francisco, CA 94105

Phone: 415-284-7415

Email: yshtein@fortress.com

CC:      jnoble@fortress.com

With a copy to:

Alyson Allen

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

Tel: 617-951-7483

Email: alyson.allen@ropesgray.com

or to such other address as the person to whom notice is given may have previously furnished to the other Party in writing in the manner set forth above.

11.                               Governing Law; Jurisdiction; Venue

This Agreement, and all claims arising hereunder or relating hereto, shall be governed by and construed in accordance with the internal laws of the State of New York in the United States of America applicable to agreements made and to be performed entirely within such State, without regard to the conflicts of law principles of such State that would result in the application of the laws of another jurisdiction.  In any action or proceeding between either of the Parties arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement, each of the Parties (a) irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the state and federal courts residing in the State of New York and (b) agrees that all claims in respect of such action or proceeding must be heard and determined exclusively in the state or federal courts in the State of New York.  Each Party shall be entitled to seek injunctive or other equitable relief, without the posting of a bond, at any time (with or without delivering a demand notice) whenever the facts or circumstances would permit a Party to seek such equitable relief in a court of competent jurisdiction.

12.                               Waiver

Except as otherwise provided herein, any failure of any Party to comply with any obligation, covenant, agreement, or condition herein may be waived by the Party entitled to the benefits thereof only by a written instrument signed by the Party granting such waiver; provided, however, that such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement, or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

13.                               Counterparts

This Agreement may be executed in one or more counterparts, each of which will be an original and both of which will constitute together the same document.  Counterparts may be signed and delivered by facsimile or PDF file, each of which will be binding when received by the applicable Party.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

Licensor:

Marathon Patent Group, Inc.

Authorized Signature

Print Name and Title

Motheye Technologies, LLC

Authorized Signature

Print Name and Title

Sampo IP, LLC

Authorized Signature

Print Name and Title

Relay IP, Inc.

Authorized Signature

Print Name and Title

[Signature Page to Patent License Agreement]

Cyberfone Systems, LLC

Authorized Signature

Print Name and Title

Vantage Point Technology, Inc.

Authorized Signature

Print Name and Title

CRFD Research, Inc.

Authorized Signature

Print Name and Title

E2E Processing, Inc.

Authorized Signature

Print Name and Title

Loopback Technologies, Inc.

Authorized Signature

Print Name and Title

[Signature Page to Patent License Agreement]

Loopback Technologies II, Inc.

Authorized Signature

Print Name and Title

Signal IP, Inc.

Authorized Signature

Print Name and Title

Hybrid Sequence IP, Inc.

Authorized Signature

Print Name and Title

Synchronicity IP LLC

Authorized Signature

Print Name and Title

[Signature Page to Patent License Agreement]

Soems Acquisition Corp.

Authorized Signature

Print Name and Title

IP Liquidity Ventures Acquisition LLC

Authorized Signature

Print Name and Title

IP Liquidity Ventures, LLC

Authorized Signature

Print Name and Title

Sarif Biomedical Acquisition LLC

Authorized Signature

Print Name and Title

Sarif Biomedical LLC

Authorized Signature

Print Name and Title

[Signature Page to Patent License Agreement]

Selene Communication Technologies Acquisition LLC

Authorized Signature

Print Name and Title

Selene Communication Technologies, LLC

Authorized Signature

Print Name and Title

DA Acquisition LLC

Authorized Signature

Print Name and Title

Dynamic Advances, LLC

Authorized Signature

Print Name and Title

Clouding Corp.

Authorized Signature

Print Name and Title

[Signature Page to Patent License Agreement]

Traverse Technologies Corp.

Authorized Signature

Print Name and Title

TLI Acquisition Corp.

Authorized Signature

Print Name and Title

TLI Communications LLC

Authorized Signature

Print Name and Title

Medtech Group Acquisition Corp.

Authorized Signature

Print Name and Title

Orthophoenix, LLC

Authorized Signature

Print Name and Title

[Signature Page to Patent License Agreement]

TLIF, LLC

Authorized Signature

Print Name and Title

3D Nanocolor Corp.

Authorized Signature

Print Name and Title

Bismark IP, Inc.

Authorized Signature

Print Name and Title

Magnus IP GmbH

Authorized Signature

Print Name and Title

[Signature Page to Patent License Agreement]

Munitech IP S.a.r.l

Authorized Signature

Print Name and Title

Vermilion Participations (to be renamed Marathon Advisors SA)

Authorized Signature

Print Name and Title

Munitech IP S.a.r.l

Authorized Signature

Print Name and Title

Marathon Ventures S.a.r.l

Authorized Signature

Print Name and Title

Nyanza Properties (to be renamed PG Technologies S.a.r.l.)

Authorized Signature

Print Name and Title

[Signature Page to Patent License Agreement]

Marathon IP GmbH

Authorized Signature

Print Name and Title

MedTech Development Deutschland GmbH

Authorized Signature

Print Name and Title

Synchronicity IP GmbH

Authorized Signature

Print Name and Title

TLI Communications GmbH

Authorized Signature

Print Name and Title

[Signature Page to Patent License Agreement]

Licensee:

DBD Credit Funding LLC

Authorized Signature

Print Name and Title

[Signature Page to Patent License Agreement]

SCHEDULE I

LIST OF GUARANTORS

Entity Name	State of Incorporation/formation	Ownership
Motheye Technologies, LLC	Texas	100%
Sampo IP, LLC	Virginia	100%
Relay IP, INC.	Delaware	100%
Cyberfone Systems LLC	Texas	100%
Vantage Point Technology, Inc.	Texas	100%
CRFD Research, Inc.	Delaware	100%
E2E Processing, Inc.	Texas	100%
Loopback Technologies, Inc.	Delaware	100%
Loopback Technologies II, Inc.	California	100%
Signal IP, Inc.	California	100%
Hybrid Sequence IP, Inc.	Delaware	100%
Synchronicity IP LLC	Texas	100%
Soems Acquisition Corp.	Delaware	100%
IP Liquidity Ventures Acquisition LLC	Delaware	100%
IP Liquidity Ventures, LLC	Delaware	100%
Sarif Biomedical Acquisition LLC	Delaware	100%
Sarif Biomedical LLC	Delaware	100%
Selene Communication Technologies	Delaware	100%
Acquisition LLC
Selene Communication Technologies, LLC	Delaware	100%
DA Acquisition LLC	Texas	100%
Dynamic Advances, LLC	Texas	100%
Clouding Corp.	Delaware	100%
Traverse Technologies	Texas	100%
TLI Acquisition Corp.	Virginia	100%
TLI Communications LLC	Virginia	100%
Medtech Group Acquisition Corp.	Texas	100%
Orthophoenix, LLC	Delaware	100%
TLIF, LLC	Texas	100%
3D Nanocolor Corp	Delaware	92%
Bismark IP, Inc.	Delaware	100%

Magnus IP GmbH		100%
Munitech IP S.a.r.l	Luxembourg	100%
Vermilion Participations(1)	Luxembourg	100%
Marathon Ventures S.a.r.l	Luxembourg	100%
Nyanza Properties(2)	Luxembourg	100%
Marathon IP GmbH	Germany	100%
MedTech Development Deutschland GmbH	Germany	100%
Synchronicity IP GmbH	Germany	100%
TLI Communications GmbH	Germany	100%

(1)  Name to be changed to Marathon Advisors SA

(2)  Name to be changed to PG Technologies Sarl